Exhibit 99.2 Biosciences & Diagnostic Solutions CREATING A Life Science Tools & Diagnostics Leader Focused on Regulated, High-Volume Testing July 14, 2025

Biosciences & Diagnostic Solutions Disclaimer Additional Information and Where to Find It: This communication is not intended to and does not constitute an offer to sell or the solicitation of an materialize, or should underlying assumptions prove incorrect, these developments could have a material adverse effect on Waters’ and BD’s businesses and the ability to successfully complete the proposed transaction and realize its benefits. The inclusion of such statements should not be regarded as a offer to buy or exchange any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of estimates or expectations include, among others, (1) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be any such jurisdiction. It does not constitute a prospectus or prospectus equivalent document. No offering or sale of securities shall be made except satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), and otherwise in the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the stockholders of accordance with applicable law. Waters may not be obtained; (2) the risk that the proposed transaction may not be completed on the terms or in the time frame expected by Waters, BD and SpinCo, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the In connection with the proposed transaction between Waters, Augusta SpinCo Corporation (“SpinCo”) and BD, the parties intend to file relevant materials with combined company following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a the U.S. Securities and Exchange Commission (the “SEC”), including, among other filings, a registration statement on Form S-4 to be filed by Waters (the “Form result of delay in completing the proposed transaction or integrating the businesses of Waters and SpinCo, on the expected timeframe or at all; (6) the ability of S-4”) that will include a preliminary proxy statement/prospectus of Waters and a definitive proxy statement/prospectus of Waters, the latter of which will be mailed the combined company to implement its business strategy; (7) difficulties and delays in the combined company achieving revenue and cost synergies; (8) to stockholders of Waters, and a registration statement on Form 10 to be filed by SpinCo that will incorporate by reference certain portions of the Form S-4 and inability of the combined company to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed will serve as an information statement/prospectus in connection with the spin-off of SpinCo from BD. INVESTORS AND SECURITY HOLDERS OF WATERS transaction; (10) the risk that stockholder litigation in connection with the proposed transaction or other litigation, settlements or investigations may affect the AND BD ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, THE INFORMATION STATEMENT/PROSPECTUS AND ANY OTHER timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax DOCUMENTS THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY regimes; (12) changes in general economic and/or industry specific conditions or any volatility resulting from the imposition of and changing policies around AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED tariffs; (13) actions by third parties, including government agencies; (14) the risk that the anticipated tax treatment of the proposed transaction is not obtained; TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Form S-4 and the proxy (15) the risk of greater than expected difficulty in separating the business of SpinCo from the other businesses of BD; (16) risks related to the disruption of statement/prospectus (when available) and other documents filed with the SEC by Waters, SpinCo or BD through the website maintained by the SEC at management time from ongoing business operations due to the pendency of the proposed transaction, or other effects of the pendency of the proposed www.sec.gov. Copies of the documents filed with the SEC by Waters will be available free of charge on Waters’ website at waters.com under the tab “About transaction on the relationship of any of the parties to the transaction with their employees, customers, suppliers, or other counterparties; and (17) other risk Waters” and under the heading “Investor Relations” and subheading “Financials—SEC Filings.” Copies of the documents filed with the SEC by BD and SpinCo factors detailed from time to time in Waters’ and BD’s reports filed with the SEC, including Waters’ and BD’s annual reports on Form 10-K, quarterly reports on will be available free of charge on BD’s website at bd.com under the tab “About BD” and under the heading “Investors” and subheading “SEC Filings.” Form 10-Q, current reports on Form 8-K and other documents filed with the SEC, including documents that will be filed with the SEC in connection with the proposed transaction. The foregoing list of important factors is not exclusive. Participants in the Solicitation Waters and BD and their respective directors and executive officers may be considered participants in the solicitation of proxies from Waters’ stockholders in connection with the proposed transaction. Information about the directors and executive officers of It should also be noted that projected financial information for the combined businesses of Waters and SpinCo is based on management’s estimates, Waters is set forth in its Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 25, 2025, assumptions and projections and has not been prepared in conformance with the applicable accounting requirements of Regulation S-X relating to and its proxy statement for its 2025 annual meeting, which was filed with the SEC on April 9, 2025. To the extent holdings of Waters’ securities by its pro forma financial information, and the required pro forma adjustments have not been applied and are not reflected therein. None of this information directors or executive officers have changed since the amounts set forth in such filings, such changes have been or will be reflected on Initial should be considered in isolation from, or as a substitute for, the historical financial statements of Waters or SpinCo. Important risk factors could Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Information about the directors cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to, the and executive officers of Waters and other information regarding the potential participants in the proxy solicitations and a description of their direct risks that: a condition to the closing of the proposed transaction may not be satisfied; a regulatory approval that may be required for the proposed and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated; Waters is unable to achieve the synergies and with the SEC regarding the proposed transaction. Information about the directors and executive officers of BD is set forth in its Annual Report on value creation contemplated by the proposed transaction; Waters is unable to promptly and effectively integrate SpinCo’s businesses; Form 10-K for the year ended September 30, 2024, which was filed with the SEC on November 27, 2024, and its proxy statement for its 2025 management’s time and attention is diverted on transaction related issues; disruption from the transaction makes it more difficult to maintain annual meeting, which was filed with the SEC on December 19, 2024. To the extent holdings of BD’s securities by its directors or executive officers business, contractual and operational relationships; the credit ratings of the combined company declines following the proposed transaction; legal have changed since the amounts set forth in such filings, such changes have been or will be reflected on Initial Statements of Beneficial Ownership proceedings are instituted against Waters, BD or the combined company; Waters, SpinCo or the combined company is unable to retain key on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. You may obtain these documents (when they become available) personnel; and the announcement or the consummation of the proposed transaction has a negative effect on the market price of the capital stock of free of charge through the website maintained by the SEC at www.sec.gov and from Waters’ website and BD’s website as described above. Waters and BD or on Waters’ and BD’s operating results. Cautionary Statement Regarding Forward-Looking Statements This communication includes “forward-looking statements” as that term is Any forward-looking statements speak only as of the date of this communication. None of Waters, BD or SpinCo undertakes, and each party expressly defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding disclaims, any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as the proposed transaction among Waters, BD and SpinCo. These forward-looking statements generally are identified by the words “believe,” “feel,” required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements. “project,” “expect,” “anticipate,” “appear,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “suggest,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar terminology Note Regarding Use of Non-GAAP Financial Measures In addition to the financial measures presented in accordance with U.S. generally accepted generally intended to identify forward-looking statements. All statements, other than historical facts, including, but not limited to, statements regarding accounting principles (“U.S. GAAP”), this communication includes certain non-GAAP financial measures (collectively, the “Non-GAAP Measures”), such as the expected timing and structure of the proposed transaction, the ability of the parties to complete the proposed transaction, the expected benefits adjusted EBITDA, free cash flow, adjusted EBITDA margin, adjusted EPS and adjusted operating margin. These Non-GAAP Measures should not be used in of the proposed transaction, including the amount and timing of synergies from the proposed transaction, the tax consequences of the proposed isolation or as a substitute or alternative to results determined in accordance with U.S. GAAP. In addition, Waters’ and BD’s definitions of these Non-GAAP transaction, the terms and scope of the expected financing in connection with the proposed transaction, the aggregate amount of indebtedness of Measures may not be comparable to similarly titled non-GAAP financial measures reported by other companies. For Calendar Year 2025, Waters’ projected adjusted EBITDA for BD’s Biosciences & Diagnostic Solutions business is approximately $925 million. Due to the SEC methodology that requires allocating the combined company following the closing of the proposed transaction, the combined company’s plans, objectives, expectations and intentions, BD’s corporate overhead costs (approximately $200 million), which are not required to operate the Bioscience & Diagnostic Solutions business and will not legal, economic and regulatory conditions, and any assumptions underlying any of the foregoing, are forward looking statements. transfer post-spin, as well as approximately $100 million in one-time, non-recurring costs related to the spin-off, transaction, and restructuring, EBITDA for BD’s Biosciences & Diagnostic Solutions business in BD’s carveout financial statements for the same period would be expected to be approximately $300 million These forward-looking statements are based on Waters’ and BD’s current expectations and are subject to risks and uncertainties surrounding future expectations lower. generally. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond Waters’ and BD’s control. None of Waters, BD, SpinCo or any of their respective directors, executive officers, or advisors make any representation or provide any assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur, or if any of them do occur, what impact they will have on the business, results of operations or financial condition of Waters or BD. Should one or more of these risks or uncertainties 2025 WATERS CORPORATION 1

Biosciences & Diagnostic Solutions Today’s Speakers Dr. Udit Batra Tom Polen Amol Chaubal Christopher DelOrefice Waters President BD Chairman, Waters SVP, BD EVP, & Chief Executive Officer CEO & President Chief Financial Officer Chief Financial Officer 2025 WATERS CORPORATION 2

A Strong, Shared Culture of Pioneering Science

Waters™ + BD Biosciences & Diagnostic Solutions

50+ Years

Defining Separations Science with **Liquid Chromatography**

50+ Years

Advancing the Field of Biology with **Flow Cytometry**

Best-in-Class Innovators

Waters™ + BD Biosciences & Diagnostic Solutions



Nobel Laureate R. B. Woodward
Used first commercial HPLC
in B12 synthesis w/ Jim Waters

1965
R. B. Woodward
Nobel Prize in Chemistry



Nobel Prize

2019
Kaelin Jr., Ratcliffe, & Semenza
Nobel Prize for Medicine


Science

Cover Story of *Science* (Jan. 2022)
Acknowledging Landmark Innovation
of BD CellView in Flow Cytometry

2025 WATERS CORPORATION 3

Waters™ + BD Biosciences & Diagnostic Solutions

A Significant Value Creation Opportunity

Creates an Innovation Leader with Robust Financial Strength…

Waters™ + BD Biosciences & Diagnostic Solutions

~$6.5B Revenue (Pro Forma CY 25E)	~$2.0B Adj. EBITDA (Pro Forma CY-25E)	~16K Employees
~10% R&D as % of Sales	Milford, MA Headquarters	NYSE:WAT Ticker

…Serving High Volume, Regulated Applications w/ Industry-Leading Brands

1 **Large TAM w/ Consistent Growth Drivers**
Doubles Waters TAM to ~$40B at 5-7% growth in a broader range of regulated sources[1]

2 **Strong Strategic Fit**
Immediate commercial impact from Waters' proven execution model
Accelerates multiple high-growth adjacencies at once

3 **Increases Growth Stability**
>70% of revenue annually recurring + >50% instruments replaced every 5-10 yrs

4 **An Industry-Leading Financial Outlook**
Significant cost & revenue synergies w/ rapid path to flagship margin profile[2]
Expected MSD-HSD revenue & Mid-Teens EPS growth[3]

Note: 1. TAM = Total Addressable Market and is based on internal management estimates. 2; 3. Statements denotes expectations on a projected and adjusted pro forma operating margin and EPS basis.

2025 WATERS CORPORATION 4

Large TAM w/ Growth Tied to Consistent Volume Expansion

Waters™ + BD Biosciences & Diagnostic Solutions

STABLE GROWTH DRIVERS

High Volume Testing Driven by Non-Discretionary Spending in **Regulated Settings**

WHERE CONSUMABLES ARE SPECCED IN

End-Markets & Demand Drivers

Pharma QA/QC (MSD-HSD)	Quality Testing of Pharmaceuticals End-Points in Late-Stage Pharma Trials # of Biologic Medicines
Food & Environment (MSD+)	Expanding Testing Requirements (e.g. PFAS)
Microbiology (MSD-HSD)	Hospital-Based Infections Antimicrobial Resistance Challenges
Molecular Diagnostics (MSD-HSD)	Disease Burden Among Aging Population Expanding Test Menu for Disease Detection

= ~$40B TAM w/ 5-7% Market Growth

Why it Matters

TRULY RECURRING

STRONG FINANCIAL PROFILE

Note: Waters = $19B TAM, growing MSD+, BD Biosciences and Diagnostic Solutions Business = $22B TAM, growing MSD+. TAMs are based on internal management estimates. Growth rates are estimates based on internal analysis of historical, long-term market trend data. Source: Internal data and estimates, consulting data, industry reports, and market research. MSD = Mid single-digit., HSD = High single-digit.

2025 WATERS CORPORATION 5

Unmatched Strategic Fit

Waters + BD Biosciences & Diagnostic Solutions

Opportunity to Apply Waters Proven Execution Model to BD Biosciences/Dx

- **Instrument Replacement**
  Opportunity in ~70K Installed Base
- **Service Attachment Rate**
  Currently ~40% of I-Base on Plan*
- **eCommerce Adoption**
  ~20% of Reagent Revenue

*Excludes 1st yr warranty (53% w/ warranty)

Cross-Selling in Highly Complementary Customer Segments

	Waters	BD Biosciences & Diagnostic Solutions
Pharma		
QA / QC	■■■■	■□□□
Development	■■■□	■■□□
Discovery	■□□□	■■■■
Diagnostics	■□□□	■■■■
F&E[1]	■■□□	■□□□
A&G[2]	■□□□	■□□□

Accelerates Stated Strategic Ambitions in Multiple High Growth Adjacencies

- **Accelerate BioSeparations**
  Waters Chemistry Capabilities
  BD's Biologics & Reagent Capabilities
- **Bioanalytical Characterization**
  Waters Empower Integration with
  BD's Flow Cytometry & PCR Instruments
- **LC-MS in Multiplex Diagnostics**
  Waters Mass Spectrometry
  BD's Clinical Affairs & Automation / Sample Processing Capabilities

Note: 1. F&E = Food & Environmental; A&G = Academic & Government.

2025 WATERS CORPORATION 6

Biosciences & Diagnostic Solutions Increases Resilience & Growth Stability >80% of Revenue from Iconic Brands… … >70% Annually Recurring Revenue Annually Recurring Revenue Biosciences & Diagnostic Solutions >70% ™ FACSLyric Clinical ™ FACSDiscover >80% ™ BACTEC ™ Kiestra ™ BD MAX Instruments >50% Replaced Every 5-10 yrs <30% STRONG R&D SPEND AT 10% OF PRODUCT SALES Note: Instruments and recurring revenue breakdowns correspond to both companies’ 2024 results. 2025 WATERS CORPORATION 7

An Industry Leading Financial Outlook

Waters + BD Biosciences & Diagnostic Solutions

Waters


6%
India Generics
GLP-1 Testing
Biologics
PFAS
China
HSD
HSD+
Historic Growth
Idiosyncratic Growth Drivers
Pricing
Headwinds
Growth Potential
Replacement Cycle
During Replacement Cycle

\+

BD Biosciences & Diagnostic Solutions

MSD+

Historic Sales Growth

Waters + BD Biosciences & Diagnostic Solutions

~27%

Starting Adj. Operating Margin
(CY 2025 Estimate)

\+

SYNERGIES

~$290M

Expected Revenue Synergies

Commercial Excellence
High-Growth Adjacencies
Cross-Selling

($145M EBITDA impact)

~$200M

Expected Cost Synergies

Waters + BD Biosciences & Diagnostic Solutions

MSD-HSD

Near-To-Mid-Term
Expected Sales Growth

+500 bps

Adjusted Operating Margin Expansion
Expected by 2030

Mid-Teens Adj. EPS Growth (Expected 2025-30) | Expected to be **Accretive** within 1st Year

2025 WATERS CORPORATION
8

Transaction Expected to Yield Outstanding Financial Benefits

Waters™ + BD Biosciences & Diagnostic Solutions

Significant Synergies & Value Creation

EXPECTED

~$345M
Total annualized adj. EBITDA synergies by Yr. 5

$200M
Cost synergies by Yr 3

$290M
Revenue synergies by Yr. 5
($145M adj. EBITDA impact)

An Industry-Leading Financial Outlook

EXPECTED

MSD-HSD
Revenue growth

Mid-teens%
Adj. EPS growth

~500bps
Adj. Operating margin expansion by Yr. 5

Meaningful, Rapid Accretion

EXPECTED

EPS Accretive in Year 1
(adj. EPS)

13.8x
Transaction multiple
(w/ run-rate synergies)

18.9x
Transaction multiple
(on pre-synergy basis)

Strong Free Cash Flow Profile

EXPECTED

2.3x
ND/EBITDA Day 1
(pre-potential adjustments)

>20%
Adj. FCF / Sales
(Annually on Typical Basis)

<2.0x
ND/EBITDA within 18 months

Note: Day 1 net-debt-to-EBITDA is pre-potential adjustments; FCF defined as net operating cash flow less capex; transaction multiple based on CY2025E; EBITDA multiple based on Waters (WAT) 20-day VWAP as of close on 7/11/2025

2025 WATERS CORPORATION
9

BD Biosciences/Diagnostics is a Leader in Upstream & Clinical

Waters™ + BD Biosciences & Diagnostic Solutions

Software Leadership in Flow Informatics

FLOWJO™

BD SynapSys™

FDA-cleared AI workflow applications for microbiology

Leading innovator in flow antibodies, dyes and assays



Innovation leader in **reagents**

~80%
Reagents as % of Flow Clinical revenue



1
Instruments
2
Informatics
3
Consumables
4
Service
80%+
Annual
Recurring
Revenue



Flow Cytometry



Microbiology



Fast-Growing Molecular Dx

25K+
Installed Base (Biosciences)

40K+
installed base (Diagnostic Solutions)

Resilient business model with razor / razor-blade economics



Dedicated service teams

Ranked #1 by customers

82%
BD Biosciences Net Promoter Score (NPS)

2025 WATERS CORPORATION 10

An Innovation Leader w/ Uniquely Differentiated Portfolio

Waters™ + BD Biosciences & Diagnostic Solutions

Biosciences — ~$1.5B FY-24 GAAP REVENUE

$7B
TAM; HSD% growth

Research Flow Cytometry

Clinical Flow Cytometry

Single-Cell Multiomics

Service & Informatics

New Breakthrough Products

FACSDiscover™ S8 and A8 flow cytometers



Rapidly growing antibody and dyes portfolio



Growing single cell multiomics menu



Diagnostic Solutions — ~$1.8B FY-24 GAAP REVENUE

$15B
TAM; MSD+% growth[1]

Microbiology Diagnostics & Automation

Molecular Diagnostics

Point of Care

Service & Informatics

New Breakthrough Products

Next-gen BD BACTEC™



High-throughput Women's Health MDx



Medium-throughput MDx: Broad menu of targeted syndromic tests



Note: 1. Excludes Cytology and COVID-only testing; Total Addressable Markets based on internal BD estimates. Category growths represent normalized expected future end-market growth rates based on internal BD estimates. FY represents BD Biosciences/Dx FY ending 9/30 for purposes of this page and where #s may not tie due to rounding. TAM = Total Addressable Market; HSD = High Single-Digits; MSD = Mid-Single-Digits. Segment Revenue stated aligns to Generally Accepted Accounting Principles (GAAP) in the U.S.

2025 WATERS CORPORATION 11

Attractive Financial Profile & Business Mix

Waters + BD Biosciences & Diagnostic Solutions

Innovative portfolio and highly differentiated capabilities in attractive end-markets

Well-established in attractive $22B TAM[1]

100k+ flow cytometry users; cited in 125K+ publications

Strong investment in R&D

supports a leading innovation position

Attractive growth, mix & margin profile expected

MSD+	80%+	~26%
market growth[2]	recurring revenue	adj. EBITDA margin (FY24)

Product Type



Service 10%
Microbiology 35%
Molecular 13%
Point of Care 4%
Flow Cytometry 37%
Single Cell Multiomics 1%

Geography



China 13%
LATAM 5%
North America 43%
EMEA 29%
APAC 10%

$3.4B

Total GAAP Revenue (FY24)

Note: 1. Addressable markets based on internal BD estimates; category growths represent normalized expected future market growth rates based on internal BD estimates. 2. Market growth profile on weighted average basis within TAM. FY represents BD Biosciences/Dx FY ending 9/30 for purposes of this page and where #s may not tie due to rounding

2025 WATERS CORPORATION 12

Waters is a Leader in Downstream, Regulated Applications

Waters + BD Biosciences & Diagnostic Solutions



Liquid Chromatography
Mass Spectrometry
Thermal Analysis
Light Scattering

170K+
installed base[4]

Instruments replaced every 5-7 years



Deep understanding of customer unmet needs
1 Instruments
2 Informatics
3 Consumables
4 Service
Waters™

R&D = ~10%
of product revenues[1]



Dedicated service team
>50% of I-Base has plan attached

Ranked #1 by Customers[2]

Empower™

Compliant Informatics Leader
Chromatography Data System

~80% of novel drugs
submitted to FDA, EMA, China NMPA using **Empower** informatics platform[3]



Innovation leader in
large-molecule separations

eCommerce adoption of chemistry
>40%

Note: 1. Total R&D spending as a percentage of non-service total company revenue for the year ended December 31, 2024. 2. According to SDi 2024 Analytical & Life Science Instrumentation Service Market (2021-2024 End User Perspectives), Waters has the highest service satisfaction score among all instrument vendors, while according to Technology Services Industry Association (TSIA), 2024 tNPS score over 20 points higher than benchmark average. 3. According to internal analysis, ~80% of the drugs filed with the FDA, EMA, and China National Medical Products Administration (NMPA) in 2023 were done so using our Empower software. Source: Waters data and estimates. 4. Installed base data are estimates based on internal analysis and include Wyatt.

2025 WATERS CORPORATION 13

Biosciences & Diagnostic Solutions Have Orchestrated Successful Transformation at Waters Strengthened Innovation Built Commercial Momentum Entered High Growth Adjacencies 2019 NOW PRE-2019 NOW Biologics 20% 35% EMBEDDED Bioseparations Instrument of Pharma Revs of Pharma Revs Bioanalytical OPERATING CADENCE Large Mol Large Mol Replacement characterization Service Plan 43% >50% of active I-Base of active I-Base Attachment LSD DD Clinical Growth CAGR Growth CAGR 1 2 2018-21 2021-24 eCommerce 20% >40% of Chemistry Rev. of Chemistry Rev. Adoption 10x vs. 2019 Batteries Growth levels Expand into 15% >25% of Pharma Rev. of Pharma Rev. Contract Orgs Launch TAM $12B $19B EMBEDDED Excellence STRATEGY & GTM MODEL Note: TAMs are based on internal management estimates. 1. Represents the revenue growth CAGR for the period from FY 2018 to FY 2021, calculated on a GAAP basis. 2. Represents the revenue growth CAGR for the period from FY 2021 to FY 2024, calculated on a GAAP basis. 2025 WATERS CORPORATION 14

Biosciences & Diagnostic Solutions Strong Financial Profile & Operating Performance Academic & Govt Waters Standalone Financials 11% ADJ. EBITDA MARGIN Pharma 31% Industrial $3B 58% (CY-24) Total Revenue (CY-24) 37% WAT Peer Avg 27% Europe Asia 30% 33% $1.1B Adj. EBITDA (CY-24) FCF AS % OF REV 37% Americas (CY-24) 25% WAT Peer Avg 18% Instruments 38% 31% Service 43% Adj. Operating Margin (CY-24) 19% Chemistry Note: Waters standalone financials are based on Calendar Year 2024 results. Reconciliations from GAAP to non-GAAP measures are available on the company’s website and within the 4Q24 financial results press release. Peer average results (A, AVTR, DHR, RVTY, TMO) sourced from Bloomberg. 2025 WATERS CORPORATION 15

Biosciences & Diagnostic Solutions Accelerates Innovation Journey into BioSeparations to Create a Category-Defining Company Creating Next-Generation Separation Columns by Pairing Deep Chemistry & Biology Expertise CHEMISTRY CHEMISTRY Innovation leader in AAV Separations Advanced titer options for New BIOLOGY Modalities allow interface with Leader in GMP Validated advanced detectors (MALS, CDMS) Antibodies & Reagents 2025 WATERS CORPORATION 16

Positions Flow Cytometry into Bioanalytical Characterization

Waters + BD Biosciences & Diagnostic Solutions


Brings Flow Downstream into Large Molecule QA/QC
Small mol data
Large mol data
Empower
FDA
EMA
NMPA
UV
Mass Detection
Mass Spectrometry
Light Scattering
Flow Cytometry
Others
Receptor Interaction & biological response
(Now augments w/ molecular composition & structure)
Molecular composition & structure
(Already have ~75% coverage of Large Molecule characterization attributes)

2025 WATERS CORPORATION 17

Biosciences & Diagnostic Solutions Scales Capabilities & Presence for Multiplex Diagnostics Automation Addition of BD Diagnostics will Accelerate w/ Core Lab Value Creation in ‘LC-MS into Dx’ Analyzer Adjacency Accelerate Automated Reagents Assay Menu Sample Prep Expansion Elevate 24/7 Service Methods + Global Reach into Specialty Biosciences & Diagnostic Labs Solutions Software Biosciences & Diagnostic Solutions Note: LC-MS = Liquid Chromatography-Mass Spec; Dx = Diagnostics 2025 WATERS CORPORATION 18 LC MS

Biosciences & Diagnostic Solutions Substantial Financial Benefits Expected Cost Synergies by Year 3 Revenue Synergies by Year 5 Commercial Excellence Instrument Replacement Mfg. & Supply Chain $80M $115M Service Attach & eCommerce EPS Launch Excellence accretive High Growth Adjacencies in Yr 1 Bioanalytical Characterization Commercial & Service $75M $115M Bioseparations LC-MS into Dx ~ $345M EBITDA Cross-Selling in annualized DMPK R&D and G&A $45M $60M synergies LC/LC-MS in Upstream expected by yr 5 Dx LC-MS In Specialty labs $200M $290M Total Total EBITDA ($145M EBITDA impact) 2025 WATERS CORPORATION 19

Biosciences & Diagnostic Solutions An Industry-Leading Financial Outlook Compelling 5-Year Growth Projection CY 2025E CY 2030E Revenue Growth CAGR MSD-HSD (CY 2025-30) $6.5B $9.0B Total Revenue (CY PF 25E) Total Revenue (CY PF 30E) Adj. EBITDA Growth +$1.3B $2.0B Adj. EBIT Margin Expansion ~ $3.3B 500bps 1 Adj. EBITDA (CY PF 25E) Adj. EBITDA (CY PF 30E) Adj. EPS Growth Mid-teens% (Annualized) 27% 32% Adj. Op. Margin (CY PF 25E) Adj. Op. Margin (CY PF 30E) R&D spend ~70% ~10% of product sales of Revenue Annually Recurring Note: CY = Calendar Year; PF = Pro Forma. 1. Includes approximately $100 million of estimated allocated corporate costs necessary to support the BD Biosciences & Diagnostic Solutions business 2025 WATERS CORPORATION 20

Transaction Overview

Waters™ + BD Biosciences & Diagnostic Solutions

Structure & Ownership	▸ BD to separate its Biosciences and Diagnostic Solutions business to BD shareholders and simultaneously merge SpinCo (which will own the Biosciences/Dx business) with a wholly owned subsidiary of Waters in a tax-efficient Reverse Morris Trust transaction valued at ~$17.5B ▸ Expected pro forma ownership of 60.8% for Waters shareholders and 39.2% for BD shareholders, subject to certain potential adjustments; BD to receive ~$4B cash distribution via proceeds of SpinCo debt, subject to adjustment, including for cash, working capital and indebtedness
Name & Headquarters	▸ Company name: Waters Corporation; Listing NYSE:WAT ▸ Group HQ to remain in Milford, MA; will retain significant presence in Biosciences/Dx current key locations
Management & Board of Directors	▸ Waters CEO and CFO to lead joint management team of combined entity ▸ Waters Board of Directors will remain intact, with addition of up to 2 Board Members from BD
Timing & Approvals	▸ Expected to close around the end of the first quarter of calendar year 2026, subject to receipt of required regulatory approvals, Waters shareholder approval, and satisfaction of other customary closing conditions. ▸ Transaction unanimously approved by the boards of both Waters and BD

2025 WATERS CORPORATION 21

Summary: Two Businesses Uniquely Suited for Each Other

Waters + BD Biosciences & Diagnostic Solutions

Creates an **Innovation Leader** with **Robust Financial Strength**…

Waters™
+
BD Biosciences & Diagnostic Solutions

$6.5B Revenue (Pro Forma CY 25E)	$2.0B Adj. EBITDA (Pro Forma CY-25E)	16K Employees
10% R&D as % of Sales	Milford, MA Headquarters	NYSE:WAT Ticker

…Serving **High Volume, Regulated Applications** w/ Industry-Leading Brands

1. **Large TAM w/ Consistent Growth Drivers**
   Doubles Waters TAM to ~$40B at 5-7% growth in a broader range of regulated sources[1]
2. **Strong Strategic Fit**
   Immediate commercial impact from Waters' proven execution model
   Accelerates multiple high-growth adjacencies at once
3. **Increases Growth Stability**
   >70% of revenue annually recurring + >50% instruments replaced every 5-10 yrs
4. **An Industry-Leading Financial Outlook**
   Significant cost & revenue synergies w/ rapid path to flagship margin profile[2]
   Expected MSD-HSD revenue & Mid-Teens EPS growth[3]

Note: 1. TAM = Total Addressable Market and is based on internal management estimates. 2; 3. Statements denotes expectations on a projected and adjusted pro forma operating margin and EPS basis.

2025 WATERS CORPORATION 22

CREATING A Life Science Tools & Diagnostics Leader Focused on Regulated, High-Volume Testing Q&A Session